UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

A-MARK PRECIOUS METALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36347	11-2464169
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2121 Rosecrans Ave, Suite 6300
El Segundo, California		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 587-1477

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMRK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting

On November 15, 2023, A-Mark Precious Metals, Inc. (the "Company") held its Annual Meeting of Stockholders (the “Meeting”) in a virtual-only format. Of the 23,506,942 shares of common stock outstanding as of the record date of September 21, 2023 and entitled to vote, 18,539,240 shares, or 78.87%, were present in-person virtually or represented by proxy at the Meeting. At the Meeting, the Company’s stockholders: (1) approved the election of all of the nominees as directors, to hold office until the 2024 Annual Meeting of Stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal; (2) on an advisory basis, approved the fiscal year 2023 compensation of the named executive officers of the Company; and (3) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal 2024.

The results of the voting on the matters submitted to the stockholders were as follows:

1) Election of Directors:

Nominee	For	Withheld	Broker Non-Votes	% Votes For (Based on Shares Voted and Withheld)
Jeffrey D. Benjamin	14,864,722	142,234	3,532,284	99.05%
Ellis Landau	14,934,301	72,655	3,532,284	99.52%
Beverley Lepine	14,640,936	366,020	3,532,284	97.56%
Carol Meltzer	14,835,087	171,869	3,532,284	98.85%
John U. Moorhead	14,640,041	366,915	3,532,284	97.56%
Jess M. Ravich	13,982,198	1,024,758	3,532,284	93.17%
Gregory N. Roberts	14,930,743	76,213	3,532,284	99.49%
Monique Sanchez	14,640,663	366,293	3,532,284	97.56%
Kendall Saville	14,929,317	77,639	3,532,284	99.48%
Michael R. Wittmeyer	14,936,972	69,984	3,532,284	99.53%

2) Advisory Vote on Fiscal Year 2023 Compensation of the Named Executive Officers:

For	Against	Abstain	Broker Non-Votes	% Votes For (Based on Votes Cast (i.e., Shares Voted For and Against))
14,776,194	208,613	22,149	3,532,284	98.61%

3) Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2024:

For	Against	Abstain	Broker Non-Votes	% Votes For (Based on Votes Cast (i.e., Shares Voted For and Against))
18,511,726	13,784	13,730	--	99.93%

Item 8.01 Other Events.

Appointment of Committee Members and Officers

On November 15, 2023, the Board of Directors of the Company appointed the following persons to the committees of the Board of Directors:

Audit Committee

Beverley Lepine, Chairman

Ellis Landau

Jess M. Ravich

Kendall Saville

Compensation Committee

Jess M. Ravich, Chairman

Ellis Landau

John U. Moorhead

Kendall Saville

Nominating and Corporate Governance Committee

Monique Sanchez, Chairman

Beverley Lepine

John U. Moorhead

Jess M. Ravich

The Board of Directors also appointed the following officers to the positions set forth below opposite their respective names:

Officer	Position
Jeffrey D. Benjamin	Chairman of the Board
Gregory N. Roberts	Chief Executive Officer
Thor Gjerdrum	President
Kathleen Simpson-Taylor	Chief Financial Officer, Executive Vice President and Assistant Secretary
Brian Aquilino	Chief Operating Officer
Carol Meltzer	General Counsel, Executive Vice President and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A-MARK PRECIOUS METALS, INC.

Date:	November 20, 2023	By:	/s/ Carol Meltzer
		Name: Title:	Carol Meltzer General Counsel and Secretary